SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report      January 15,1997

PBT MASTER CREDIT CARD TRUST II SERIES B (Exact name of registrant as specified in Department of the Treasury, Internal Revenue Service Form SS-4)

THE PRUDENTIAL BANK AND TRUST COMPANY (Servicer of the Trust) (Exact name as specified in Servicer's charter)

Georgia (State or other jurisiction of
incorporation of of Master Servicer) 33-47311
(Commission File Number of Registrant)

58-0513395 (IRS Employer Identification Number
of	Registrant)


One Ravinia Drive,  Suite 1000, Atlanta, Georgia
30346 (Address of principal executive offices of (Zip Code) Master Servicer)

Servicer's telephone number, including area code
770-604-7033



Item 5.	Other Events.

On or about January 15,1997, principal and interest in accordance with the Pooling and Servicing Agreement dated as of August 1, 1994
(the "Agreement"), among The Prudential Bank and
Trust Company, as trustee (the "Trustee"), were distributed to holders ("Certificateholders") with the variable rate Credit Card Receivables
Certificates evidencing undivided fractional interests in PBT Master Credit Card Trust II in accordance with the Agreement. A copy of the monthly Certificateholders' Statement, as defined in the Agreement, was furnished to each Certificateholder in accordance with the
Agreement.  A copy of the Monthly
Certificateholders' Statement is being filed as
Exhibit 99 to this Current Report on Form 8-K.

Item 7(c).	Exhibits

Exhibit No. 99	Monthly Certificateholders
Statement with respect to the January 15,1997 distribution.



SIGNATURES

Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has caused this report to be signed on its behalfby the undersigned hereunto duly authorized.



Date:	January 15,1997

PBT MASTER CREDIT CARD TRUST II SERIES B By: THE
PRUDENTIAL BANK AND TRUST COMPANY, as Servicer


by: Name:   Richard C. Keene Title: Vice President



INDEX TO EXHIBITS

Exhibit No.				Description		Page

99			Monthly Certificateholders B-1 Statement
with respect to the January 15,1997 distribution.